UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 1, 2017

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana		71203
(Address of principal executive offices)		(Zip Code)

(318) 388-9000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On November 1, 2017, we filed a Current Report on Form 8-K (the “Initial Report”), which indicated that we had (i) closed our previously-announced business combination (the “Combination”) with Level 3 Communications, Inc. and (ii) elected to defer filing certain of the information required by the form, as permitted by the form’s rules. This Current Report on Form 8-K/A supplements the Initial Report to include the historical consolidated financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The consolidated financial statements of Level 3 Communications, Inc. (renamed Level 3 Parent, LLC as of November 1, 2017 and hereinafter referred to as “Level 3”) as of September 30, 2017 and for the periods ended September 30, 2017 and 2016, and as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014, all of which Level 3 has previously filed with the U.S. Securities and Exchange Commission, are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K/A.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information reflecting the Combination is attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm for Level 3

99.1	Consolidated financial statements of Level 3 as of September 30, 2017 and for the periods ended September 30, 2017 and 2016:

i. Consolidated Statements of Income for the Periods Ended September 30, 2017 and 2016 (Unaudited)

ii. Consolidated Statements of Comprehensive Income for the Periods Ended September 30, 2017 and 2016 (Unaudited)

iii. Consolidated Balance Sheet as of September 30, 2017 (Unaudited)

iv. Consolidated Statements of Cash Flows for the Periods Ended September 30, 2017 and 2016 (Unaudited)

v. Condensed Notes to Consolidated Financial Statements (Unaudited)

99.2	Consolidated financial statements of Level 3 as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014:

i. Reports of KPMG LLP, Independent Registered Public Accounting Firm

ii. Consolidated Statements of Income for the Years Ended December 31, 2016, 2015 and 2014

iii. Consolidated Statements of Comprehensive Income for the Years Ended December 31, 2016, 2015 and 2014

iv. Consolidated Balance Sheets as of December 31, 2016 and 2015

v. Consolidated Statements of Cash Flows for the Years Ended December 31, 2016, 2015 and 2014

vi. Consolidated Statements of Changes in Stockholders’ Equity for the Years Ended December 31, 2016, 2015 and 2014

vii. Notes to Consolidated Financial Statements

99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned officer hereunto duly authorized.

CENTURYLINK, INC.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President,
Chief Administrative Officer,
General Counsel and Secretary

Dated: January 16, 2018

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